Exhibit 99.1

Inverness Medical Innovations February 4, 2008

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the federal securities laws. This includes all statements concerning or relating to our new product development goals and our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates, target markets and financial results. Such forward-looking statements are estimates reflecting management's best judgment based upon current information and involve a number of risks and uncertainties. Actual results may differ materially due to numerous factors, including without limitation, conditions in the financial markets, the operational integration associated with any past or future acquisition transactions and other risks generally associated with such transactions, our ability to consummate our pending acquisitions, the potential market acceptance of our current and future products, the efficacy and safety of our products, our ability to manufacture sufficient quantities of product for development and commercialization activities, our ability to successfully develop and commercialize products, the intensely competitive environment in which we operate, the content and timing of submissions to and decisions by regulatory authorities both in the United States and abroad, the effect of pending and future legal proceedings, including the cost thereof, on our financial performance and product offerings and the risks and uncertainties described in our periodic reports filed with the Securities and Exchange Commission, including those factors or conditions described under "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2006, as well as in subsequent Quarterly Reports on Form 10-Q. Projections, guidance and other forward-looking statements included in this presentation were issued on, and as of, February 4, 2008. We are not reaffirming or confirming the continued validity of any of these projections, guidance or other statements by inclusion in this presentation. The Company undertakes no obligation to update forwarding-looking statements, including projections or guidance, included herein.

Inverness Overview Global leader in rapid diagnostic products that serve cardiovascular disease, drugs of abuse, infectious disease and women's health in the hospital, physician office and home markets. Provider of innovative solutions which permit patients to take charge of their own health at home, and enable healthcare providers and payers to improve care, prevent disease advancement and lower healthcare costs. $1.1 billion in pro forma revenues for the LTM ended September 30, 20071. Over 5,000 employees2; 600 in sales and marketing; 400 in R&D. Headquartered in Waltham, MA, USA; global manufacturing and distribution. Pro forma revenue includes recent significant acquisitions and impact of P&G joint venture. Excludes Matria and BBI, pending acquisitions. Includes ABON contract employees. Excludes Matria & BBI, pending acquisitions.

Experienced Management Team with Significant Equity Stake

MediSense

Sold in 1996 for $880 million

Abbott

Key Management

- Ron Zwanziger, CEO
- David Scott, Ph.D., Managing Director, Product Dev.
- Jerry McAleer Ph.D., VP, R&D
- John Yonkin, VP, Sales & Marketing
- Geoff Jenkins, VP, Operations

Inverness Medical Technology

Sold in 2001 for $1.3 billion

Johnson & Johnson

Key Management

- Ron Zwanziger, CEO
- David Scott, Ph.D., Chief Technical Officer
- Jerry McAleer Ph.D., VP, R&D
- John Yonkin, VP, Sales & Marketing

- David Toohey, EVP, Prof. Diagnostics
- Hilde Eylenbosch, Director Consumer Mktg.
- Paul Hempel, General Counsel
- Douglas Shaffer, VP, US Operations

Inverness Medical Innovations

Formation of IMA in 2001

IMA

Key Management

- Ron Zwanziger, CEO
- David Scott, Ph.D., Chief Scientific Officer
- Jerry McAleer Ph.D., VP R&D
- John Yonkin, President, North America
- Geoff Jenkins, VP Worldwide Operations

- David Toohey, President, Europe
- Hilde Eylenbosch, President SPD (JV with P&G)
- Paul Hempel, SVP Leadership Development
- Douglas Shaffer, VP US Consumer Diagnostics

- David Teitel, CFO
- Jon Russell, VP Finance
- Ferran Prat Ph.D., VP Oncology
- Roger Piasio, Chief Scientific Officer, Binax
- Avi Pelossof, VP Blood Borne Pathogens
- Nigel Lindner Ph.D., VP Women's Health
- Ronald Geraty M.D., CEO, Alere
- Daniella Cramp, VP Cardiology
- Ellen Chiniara, General Counsel
- John Bridgen Ph.D., SVP Business Development
- Mike Bresson, VP Mergers & Acquisitions

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Diversified Revenue Stream Diversification of Revenues Across products and services Across geography Across customers Operating Business Areas Cardiology Diagnostics (32%) Coagulation Monitoring Health Management (12%) (1) Consumer Products (16%) Drugs of Abuse (11%) Professional Diagnostics (29%) Respiratory Infectious Disease Bloodborne Pathogens Women's Health Cardiology Diagnostics 32% (Coagulation 6%) Health Management 12% (1) Consumer Products 16% Drugs of Abuse 11% Professional Diagnostics 29% (Respiratory 9%) (1) Excluding Matria, a pending acquisition

Largest Product Portfolio in the Industry IMA develops rapid POC and laboratory immunodiagnostic tests targeted towards more than 100 different disease states or conditions. Products include tests for cardiology, respiratory conditions, HIV, pregnancy, oncology, and drugs of abuse. Broad product range offers economies of scale in manufacturing, marketing and distribution. Provides professional customers with the convenience and cost savings of a single-vendor relationship for all diagnostic testing products. Breadth and depth of portfolio is unmatched in the industry.

Expanding Portfolio of Service Offerings Medication Adherence & Compliance Patient Monitoring Devices Telephonic and on-site RN Monitoring Patient Identification and Engagement Assess and intervene for class drug usage Monitor medication adherence via refills through the use of PBM data Monitor for drug interactions Increased opportunity for new channel and market penetration Biometric data collection for multiple disease states Wireless devices allow for "plug and play" set-up by patients Specialized RN care managers Interventions driven by data to close care gaps Self-management teaching Teachable moments Family and caregivers education and support Data engine identifies appropriate patients More than 2/3 of eligible patients are enrolled Motivational interviewing techniques by certified enrollment service reps Logic driven system, embedded call scripting, and call quality monitoring Inverness' service offerings have demonstrated significant reductions in hospitalizations, costs and mortality

Global Orientation Expanding global presence, with direct sales, marketing & distribution capabilities in 11 of the 20 major geographies worldwide, including US, Europe, China, Japan, India. Substantial offshore manufacturing capabilities, including major facility in China. Successful track record of moving acquired products to lower cost locations. Proven ability to launch new or acquired products around the world quickly.

Inverness has a Promising R&D Pipeline Strong pipeline of novel proteins or combinations of proteins that function as disease biomarkers and have high diagnostic utility across all of Inverness' business units. Encouraging clinical data on NGAL, a unique marker for kidney injury, with preliminary launch in Europe during 2008. Inverness has multiple product launches per year, every year. Transition of BNP testing from hospital to physician's office to home. Development of a new testing platform at Clondiag. ....from biomarker discovery to patient monitoring at home

The Inverness Clondiag Platform: A Technology Engine for Future Growth A unique multi-array system that can combine molecular, immunoassays and other technologies in a POC format. First product, scheduled for late 2008, will aid in the management of HIV by disease staging and measuring therapy response. Subsequent products will be in the infectious disease and cardiology areas. The Clondiag technology has the potential to drive growth and provide a series of innovative products across the entire Inverness line for years to come.

Inverness Operations in China Since 2004, Inverness has focused on moving its manufacturing to China to increase quality and decrease costs: 2004: Inverness began manufacturing a small amount of product through a third party, subsequently entering into a joint venture with this Chinese manufacturer and acquiring a controlling ownership of the manufacturing facility. 2006: Inverness increased its presence through the acquisition of ABON, the owner of a new, 300,000 square foot, state-of-the art facility located in Hangzhou. 2007 - 2008: Inverness continues to shift production from higher-cost Inverness facilities and 3rd party suppliers to ABON. The facility has significant available capacity and more planned.

Track Record of Accretive Growth through Acquisition 2001 2002 2003 Nov 2001: Split-off from IMT upon acquisition by J&J March 2002: IVC Industries Sept 2003: Abbott rapid test business Sept 2002: Ostex International July 2003: ABI Dec 2001: Unipath Sept 2002: Wampole Laboratories Sept 2004: Opened first Chinese Mfg. Site Feb 2005: Binax Sept 2005: BioStar product line June 2005: Determine line from Abbott Feb 2006: ACON Laboratories Feb 2006: Clondiag Chip Technologies May 2006: 49% Interest in TechLab Feb 2005: Ischemia Technologies Sept 2005: IDT (Spain) product line Dec 2006: Announced Joint Venture with P&G 2004 2006 2007 Feb 2007: First Check Diagnostics June 2007: Biosite Nov 2007: Alere Medical Sept 2007: Cholestech Nov 2007: HemoSense March 2007: Instant Technologies June 2007: Quality Assured Services (QAS) Dec 2007: Redwood Toxicology Dec 2007: Paradigm Health 2005

Cash EPS1 Growth 2004 2005 2006 LTM 9/07 Revenue 374 422.2 569.4 708.6 Cash Basis EPS1 -0.06 -0.03 0.76 1.17 Revenue in $MM Cash EPS1 1 Cash EPS is a non-GAAP measure. For a reconciliation to GAAP EPS, please visit our web site at http://www.invmed.com/presentations.cfm

The Inverness Approach Inverness is focused on patient-centered care: Providing technology and support to patients and their providers which enable individuals to take charge of their own health. Offering tools and services to healthcare systems that facilitate cost containment & outcome-driven decision making.

Inverness and Patient-Centered Care: The Emerging Model of 21st-Century Healthcare Patient-Centered Care Risk Assessment (Cholestech) Diagnosis (Inverness, Biosite, Hemosense) Lifestyle Better Outcomes Lower Costs Patient Management (Alere, Paradigm, QAS)

Inverness and the Health Management Continuum By extending its diagnostic tests from disease identification into risk assessment and patient management, Inverness vastly increases its market potential. Life of the Patient Risk Assessment Rapid Diagnosis Patient Management Market Size: $1.5B $2.0B CAGR: 6.5% 18%

Inverness and the Health Management Continuum Significant interplay between IMA products and services is expected to increase as health management and diagnosis moves closer to the patient. Many existing Inverness products have potential home applications. IMA diagnostic products test for chronic diseases (e.g. CHF, CAD, Cancer). IMA's new product offerings are being designed for eventual home use. Earlier intervention and POC monitoring leads to better compliance and the prevention of "acute" events. Aimed at improving health and wellness in the home setting. Specialized focus on chronic condition management: CHF, CAD, Emphysema, Cancer, Asthma. Leader in biometric monitoring in the home for data collection and real-time alerts. Focused on preventing "acute conditions" and hospital readmission. IMA Health Management Offerings IMA Diagnostic Products

Bladder cancer monitoring Improved patient screening for PSA, colon cancer Oncology Triage BNP testing for CHF HemoSense INR monitoring Cardiovascular risk assessment Cardiology Infectious disease testing for a broad range of conditions HIV management system Infectious Disease Fertility and pregnancy testing Ovulation monitoring Women's Health Managing chronic heart failure and coronary artery disease Home monitoring to reduce hospital admissions Management of high risk pregnancies NICU case management Management of chronic diseases such as HIV Improving compliance with complex treatment regimens Guidance through the healthcare system Monitoring of therapy and disease progression at home Diagnostic Products Health Management Inverness and the Health Management Continuum

Problem of Hospital Readmissions: The Revolving Door of Healthcare Costs There are approximately 5MM total readmissions per year, 1/3 within 90 days of original discharge. As many as 46% of these may be preventable1. Nearly 18% of Medicare patients admitted to a hospital are readmitted within 30 days. Annual cost of $15 billion2. Nearly 1/3 of heart-failure patients are readmitted within 30 days of discharge1. The IMA solution is geared towards reducing readmissions through better monitoring of patient condition and compliance at home. Institute for Healthcare Improvement Medicare Payment Advisory Commission

CHF Example: Combining diagnostics & services for competitive advantage across the spectrum of patient care



ParadigmHealth & Biosite BNP
Alere Medical & Biosite BNP
Stirling Home CHF
Cholestech
Refractory End-Stage HF
Marked symptoms at rest despite maximal medical therapy
D
Symptomatic HF
C
Known structural heart disease, Shortness of breath and fatigue
Asymptomatic HF
B
LV systolic dysfunction, Previous MI, Asymptomatic valvular disease
High Risk for Developing HF
A
Hypertension, CAD, Diabetes mellitus
Family history of cardiomyopathy
600,000
Hospital
6 Million
10 Million
POL/Home
60 Million

Source: Hunt SA et al. *J Am Coll Cardiol.* 2001;38:2101–2113.

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Business Overview & Opportunities

Professional Diagnostics Overview Marketed under Wampole, Binax, Biostar, Determine, Test Pack and Clearview brands. Tests for over 100 disease states in all major categories. Rapid tests sold to physicians, hospitals and laboratories. Largest dedicated U.S. sales force in the industry. Direct sales capabilities in 11 of the 20 major geographies worldwide. Largest R&D commitment in POC rapid diagnostics. Low cost manufacturing capabilities in China. Professional Diagnostics Highlights Professional Diagnostic Market Market CAGR 6.5%

Professional Diagnostics Opportunity Geographic expansion of existing product sales in Europe and Japan. Increased global distribution capabilities through acquisitions. Rapid sales growth in developing economies. Continued product range expansion through acquisitions. Multiple product launches in the areas of Women's Health, Oncology and Drugs of Abuse.

Cardiology Overview

Cardiology Highlights

- Biosite Triage brand products are used in >70% of US. hospitals and in >60 countries, primarily to test for cardiovascular conditions and drug overdose.
- Cholestech offers a POC diagnostic testing platform for heart and liver disease, with a worldwide installed base of ~25,000 units in >35 countries and ~13% of the US POL market.
- Combined 2006 revenues were 98% from sales of consumables.
- Combined 2004-2006 revenue CAGR of 12%.
- Entered Coagulation Monitoring in 2007.

Cardiology Market



Near Patient Heart Failure Diagnostics (incl nt Pro BNP) $250 million Market 20% Growth
Coagulation Testing (INRatio) $450 million Market 15% Growth in near patient testing
Lab Based Heart Failure Diagnostics $180 million Market 5% Growth
Acute Coronary Syndrome (Ischemia, D-dimer, Troponin I, CK-MB and Myoglobin) $750 million Market 10% Growth



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Cardiology Opportunity Increased market penetration of recently acquired product portfolios outside the U.S. Only 15% of Biosite & Cholestech's combined 2006 revenues were from sales outside the U.S. Inverness had achieved 40% sales outside the U.S. by 2006. Growth of current CHF diagnostic testing in the physician's office. Evolution of physician's office to CHF monitoring. Growth of CHF monitoring in the home. Expansion of Coagulation monitoring in the home.

Coagulation Monitoring Opportunity The market is expanding in the home due to a reduction in hospital admissions, healthier patients and lower cost to payers. The patient self-testing market is growing, with expected expansion of Medicare reimbursement into DVT and Atrial Fibrillation in 2008. The market in the U.S. is underdeveloped. Inverness is uniquely positioned to supply both the systems and health management support to address this market.

Health Management Overview Alere provides health management services designed to improve the health, productivity and wellness of its participants. Market leader in biometric monitoring in the home. Alere covers over 30 million commercial and 2 million Medicare lives, through more than 20 healthcare contracts nationwide. Alere has a specialized focus on high-cost, chronic conditions. Paradigm provides intensive Clinical Support Services for clinically complex patients, and NICU care management services, focused on the top 1% high-cost individuals. Both companies enjoy recurring, stable revenue streams from numerous long term contracts. Health Management Highlights Health Management Market Market CAGR18.0%

Health Management Opportunity Strong prospects for continued growth: Greater acceptance of the health management and wellness interventions value proposition. Low domestic market penetration and under-penetrated international market. Continued expansion into Managed Care, Employer and Medicare. Combination of Paradigm and Alere will allow Inverness to offer: A more complete range of services to a broader customer base. Optimized resource management by balancing between on-site and call center intervention.

Matria Overview1 Matria provides comprehensive and integrated programs and services focused on condition and disease management and industry-leading informatics to over 1,000,000 participants. Matria's Women and Children's Health segment offers products and services designed to assist physicians and payors in the cost-effective management of high-risk maternity patients and their babies. Through the acquisition of Matria, Inverness further strengthens its ability to integrate health management with its existing and pipeline rapid diagnostic products and creates the industry's second largest disease management company. Matria Highlights Deal Terms (1) Matria is a pending acquisition, and there can be no assurance that the transaction will be consummated, or that the deal will not be consummated at terms other than as described. Offer price: $39.00 per share in Cash and Convertible Preferred $6.50 per share in Cash $32.50 per share in Convertible Preferred (convertible at $69.32) Total transaction value: $1.18 billion (including assumption of debt) Anticipated close: Q2 2008 Conditions: Approval by Matria's shareholders, customary regulatory approvals and other conditions Combined Matria1 / Alere / Paradigm Revenue

Consumer Products Overview

Consumer Diagnostics Highlights

- Home pregnancy tests and home fertility/ovulation tests including the Company's leading products marketed under Clearblue, PERSONA, Accu-Clear, Fact Plus and Clearplan brands.
- Consolidated #1 unit market share in US, UK, France, Canada, Japan, Australia, and Germany.
- Historically strong pipeline of new product innovations, including the world's first digitally read home pregnancy and home ovulation test.
- Inverness and Procter & Gamble entered into a Joint Venture agreement in May 2007.
- Wide variety of vitamins and nutritional supplements, including private label retailers primarily in the US consumer market.

Consumer Diagnostic Market


Market CAGR 5.0%
Swiss Precision Diagnostics (23%: Clearblue, AccuClear, Fact Plus, private label)
[1] e.p.t 9%
First Response/ Answer 8%
Omegapharma 10%
All Others 50%



1 JNJ e.p.t visual supply arrangement began in June 2004 and e.p.t digital commenced Q4 2003

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Inverness / Procter & Gamble JV Opportunity Joint Venture commenced May 17, 2007 under the name "Swiss Precision Diagnostics". 50/50 joint venture for the development, manufacturing, marketing and sale of existing and to-be-developed consumer diagnostic products. Excludes the fields of cardiology and diabetes. Inverness contributed all related consumer diagnostics assets, excluding manufacturing and core intellectual property assets. P&G acquired interest with a cash payment of $325 million. Represents P&G's first entry into consumer diagnostics field. Combines Inverness' strength in product innovation and low cost manufacturing with P&G's world class sales, marketing and distribution capabilities.

Well-positioned for Organic Growth Inverness is now a leading provider of novel diagnostic tests that are conveniently performed by nurses, physicians and patients at home, rather than in the central lab. The addition of risk assessment and patient management dramatically expands the market sizes addressed and provides us with a unique opportunity to capitalize on the growing trend of patient-centered care. Inverness' capabilities in low-cost manufacturing and global sales and distribution fit well with Cholestech's strong presence in the U.S. physician's office market, and Biosite's U.S. hospital expertise and ability to rapidly commercialize new biomarkers. Our increased scale will help to establish both a cost-based and service-based leadership position in the industry across all product lines and markets served. Our recent acquisitions have combined industry leaders that share a common vision to develop, manufacture and market innovative tools for the management of acute and chronic conditions in the physicians office and the home.

Summary - Investor Highlights Global leader in near-patient diagnostics for Cardiology, Infectious Disease, Women's Health and Drugs of Abuse, expanding capabilities in Oncology. Experienced management team comprised of proven innovators and technology pioneers, with significant equity stake. Near term product pipeline of novel monitoring systems designed for individuals to take charge of their own health at home. Unique portfolio of diagnostic capabilities combined with health management tools and services in a rapidly consolidating space. Global sales and distribution capabilities undergoing rapid expansion, currently established in 11 of the 20 major geographies worldwide. Significant near term organic growth and earnings-accretion opportunities from recent acquisitions, low cost manufacturing and consolidation of global distribution network. Well-positioned to help shape the future of patient-centered care in the home.

Additional Information and Where to Find it: This presentation is not a proxy statement or a prospectus for the proposed Matria transaction. Inverness will file a registration statement on Form S-4 in connection with that proposed transaction, which will include Matria's proxy statement and Inverness' prospectus for the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, WHICH WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, IF AND WHEN IT BECOMES AVAILABLE. The proxy statement/prospectus and other documents which are filed by Inverness with the Securities and Exchange Commission (the "SEC") will be available free of charge at the SEC's website, www.sec.gov, or by directing a request when such a filing is made by Inverness to Inverness Medical Innovations, Inc., 51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453, Attention: Investor Relations, or by directing a request when such a filing is made to Matria Healthcare, Inc.,1850 Parkway Place, Marietta, GA 30067, Attention: Secretary. Matria, its directors and certain of its executive officers, as well as Inverness, its directors and certain of its executive officers, may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Matria and their respective interests in the proposed transactions will be set forth or incorporated by reference in the proxy statement/prospectus that Inverness and Matria will file with the SEC in connection with the proposed transaction. Information about the directors and executive officers of Matria is available in Matria's proxy statement for its 2007 annual meeting of stockholders, as filed with the SEC on April 30, 2007 and in its annual report on Form 10-K, as filed with the SEC on March 20, 2007. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus when it becomes available. This communication shall not constitute an offer to sell nor the solicitation of an offer to buy any securities.